Q1 2015 Earnings Release
Published April 27, 2015 (Earnings Conference Call April 28, 2015)
Lawrence Dewey, Chairman, President & Chief Executive Officer
David Graziosi, Executive Vice President & Chief Financial Officer
Exhibit 99.2

Safe Harbor Statement
The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private
Securities Litigation Reform Act of 1995). The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect management’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: our participation in markets that are competitive; the highly cyclical industries in which certain of our end users operate; the failure of markets outside North America to increase adoption of fully-automatic transmissions; risks related to our substantial indebtedness; the concentration of our net sales in our top five customers and the loss of any one of these; future reductions or changes in government subsidies and other external factors impacting demand for hybrid vehicles; U.S. defense spending; general economic and industry conditions; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments and changing customer needs; risks associated with our international operations;
and labor strikes, work stoppages or similar labor disputes, which could significantly disrupt our operations or those of our principal customers.
Allison Transmission cannot assure you that the assumptions made in preparing any of the forward-
looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Allison Transmission undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Allison
Transmission cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities, long-term financial goals or the value we currently ascribe to certain tax attributes set forth herein. Actual results may vary significantly from these statements.
Allison Transmission’s business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. Important factors that could cause actual results to differ materially are discussed in Allison
Transmission’s Annual Report on Form 10-K for the year ended December 31, 2014.

Non-GAAP Financial Information
We use Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses, adjusted free cash flow and free cash flow to evaluate our performance relative to that of our peers. In addition, the Senior Secured Credit Facility has certain covenants that incorporate Adjusted
EBITDA. However, Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted
EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses, adjusted free cash flow and free cash flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. Adjusted net income is calculated as the sum of net income, interest expense, net, income tax expense (benefit), trade name impairment and amortization of intangible assets, less cash interest, net and cash income taxes, and adjusted for certain non-recurring items. Adjusted EBITDA is calculated as the sum of Adjusted net income, cash interest, net, cash income taxes, depreciation of property, plant and equipment and other adjustments as defined by the Senior Secured Credit Facility and as further described below. Adjusted
EBITDA excluding technology-related license expenses is calculated as Adjusted EBITDA less technology-related license expenses.
Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by net sales. Adjusted EBITDA margin excluding technology-related license expenses is calculated as Adjusted EBITDA excluding technology-related license expenses divided by net sales. Free cash flow is calculated as net cash provided by operating activities less capital expenditures. Adjusted free cash flow is free cash flow adjusted for non-
recurring items.
We use Adjusted net income to measure our overall profitability because it better reflects our cash flow generation by capturing the actual cash interest paid and cash taxes paid rather than our interest expense and tax expense as calculated under GAAP and excludes the impact of the non-cash annual amortization of certain intangible assets that were created at the time of the Acquisition Transaction. We use
Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin and Adjusted EBITDA margin excluding technology-related license expenses to evaluate and control our cash operating costs and to measure our operating profitability.
We use adjusted free cash flow and free cash flow to evaluate the amount of cash generated by the business that, after the capital investment needed to maintain and grow our business, can be used for strategic opportunities, including investing in our business and strengthening our balance sheet. We believe the presentation of Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses and adjusted free cash flow enhances our investors' overall understanding of the financial performance and cash flow of our business.
You should not consider Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted
EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses, adjusted free cash flow and free cash flow as an alternative to net income, determined in accordance with GAAP, as an indicator of operating performance, or as an alternative to net cash provided by operating activities, determined in accordance with GAAP, as an indicator of Allison’s cash flow.

4 Call Agenda Q1 2015 Performance Full Year 2015 Guidance Update

Q1 2015 Performance Summary
($ in millions)
Q1 2015 Q1 2014 % Variance
Net Sales $504 $494 2.0%
Gross Margin % 47.5% 45.1% +240 bps
Adjusted Net Income
(1)
$150 $108 38.7%
Adjusted Free Cash Flow
(1)
$87 $96 (9.6%)
Commentary
Net Sales: the increase was principally driven by the continued recovery in the North America On-Highway end market, higher demand in the North America Off-Highway end market and price increases on certain products partially offset by lower demand in other end markets.
Gross Margin: the increase was principally driven by price increases on certain products and increased net sales.
Adjusted Net Income: the increase was principally driven by decreased cash interest expense, price increases on certain products, increased net sales, lower warranty expense, $3 million of 2014 technology-related license expenses and decreased global commercial spending activities partially offset by increased product initiatives spending.
Adjusted Free Cash Flow: the decrease was principally driven by decreased incentive compensation accruals ($14 million), deferred revenue ($9 million) and miscellaneous other current liabilities ($10 million), and 2014 technology-related license expenses ($3 million) partially offset by decreased capital expenditures, price increases on certain products, increased net sales, decreased global commercial spending activities and increased excess tax benefit from stock-based compensation.
(1) See Appendix for a reconciliation of Adjusted Net Income and Adjusted Free Cash Flow.

Q1 2015 Sales Performance
($ in millions)
End Markets Q1 2015 Q1 2014 % Variance Commentary
North America On-Hwy $268 $233 15%
Principally driven by higher demand for Rugged Duty Series
models
North America Hybrid-
Propulsion Systems for
Transit Bus
$18 $24 (25%)
Principally driven by lower demand due to engine emissions
improvements and non-hybrid alternatives that generally require a fully-automatic transmission (e.g. xNG)
North America Off-Hwy $22 $12 83%
Principally driven by higher demand from hydraulic fracturing applications
Defense $25 $34 (26%)
Principally driven by reductions in U.S. defense spending to longer term averages experienced during periods without active conflicts
Outside North America
On-Hwy
$57 $64 (11%) Principally driven by weakness in China
Outside North America
Off-Hwy
$16 $21 (24%) Principally driven by lower demand in the mining sector
Service Parts, Support
Equipment & Other
$98 $106 (8%) Principally driven by lower demand for North America service parts
Total $504 $494 2%

Q1 2015 Financial Performance
($ in millions, except share data)
Q1 2015 Q1 2014 $ Var % Var Commentary
Net Sales $503.6 $493.6 $10.0 2.0%
Increase principally driven by the continued recovery in the North America
On-Highway end market, higher demand in the North America Off-Highway end market and price increases on certain products partially offset be lower demand in other end markets
Cost of Sales $264.4 $271.1 $6.7 2.5%
Gross Profit $239.2 $222.5 $16.7 7.5%
Increase principally driven by  price increases on certain products and increased net sales
Operating Expenses
Selling, General and Administrative Expenses $73.4 $83.2 $9.8 11.8%
Decrease principally driven by lower product warranty expense, a warranty expense reduction for the dual power inverter module extended coverage program and decreased global commercial spending activities
Engineering – Research and Development $22.2 $24.5 $2.3 9.4%
After excluding the 2014 technology-related license expenses of $3 million to expand our position in transmission technologies the increase was principally driven by increased product initiatives spending
Impairment Loss
(1)
$1.3 $0.0 ($1.3) N/A
Total Operating Expenses $96.9 $107.7 $10.8 10.0%
Operating Income $142.3 $114.8 $27.5 24.0%
Interest Expense, net ($36.9) ($35.1) ($1.8) (5.1%)
Increase principally driven by unfavorable mark-to-market adjustments for
LIBOR swaps partially offset by the expiration of certain LIBOR swaps and debt repayments
Other Income (Expense), net $2.8 ($0.4) $3.2 800.0%
Increase principally driven by favorable foreign exchange
Income Before Income Taxes $108.2 $79.3 $28.9 36.4%
Income Tax Expense ($39.8) ($27.2) ($12.6) (46.3%)
Change in effective tax rate principally driven by the change in discrete activity
Net Income $68.4 $52.1 $16.3 31.3%
Diluted Earnings Per Share $0.38 $0.28 $0.10 35.7%
Q1 2015: 182.4M shares;  Q1 2014: 185.9M shares
Adjusted Net Income
(2)
$149.7 $107.9 $41.8 38.7%
Adjusted EBITDA
(2)
$190.1 $165.8 $24.3 14.7%
Adjusted EBITDA excluding technology-related
license expenses
(2)
$190.1 $169.1 $21.0 12.4%
(1) Long-lived assets and accrued expenses related to the production of the H3000 and H4000 hybrid-propulsion systems.
(2) See Appendix for a reconciliation from Net Income.

Q1 2015 Cash Flow Performance
(1) See Appendix for a reconciliation of Adjusted Free Cash Flow.
(2) Operating Working Capital = A/R + Inventory – A/P.
($ in millions)
Q1 2015 Q1 2014 $ Variance % Variance Commentary
Net Cash Provided by
Operating Activities
$80 $99 ($19) (18.8%)
Principally driven by decreased
deferred revenue, incentive
compensation accruals and
miscellaneous other liabilities
partially offset by price increases
on certain products, increased net
sales and decreased SG&A and
engineering spending
CapEx $1 $11 ($10) (88.3%)
Principally driven by timing of
certain 2015 productivity and
replacement programs spending
Adjusted Free Cash
Flow
(1)
$87 $96 ($9) (9.6%)
Principally driven by decreased
net cash provided by operating
activities partially offset by
decreased capital expenditures
($ in millions)
Q1 2015 Q1 2014 $ Variance % Variance Commentary
Operating Working
Capital
(2)
Percentage
of LTM Sales
11.0% 11.7% N/A 70 bps
In line with prior period after
excluding the 2014 impact of
deferred tracked defense revenue
Cash Paid for Interest $18 $29 ($11) (37.1%)
Principally driven by expiration of
certain LIBOR swaps and debt
repayments
Cash Paid for Income
Taxes
$2 $2 $0 19.0%
In line with prior period

Full Year 2015 Guidance Update
Guidance Commentary
Net Sales Change from 2014
(4) to (8)
percent
Guidance reflects the increased level of uncertainty and the lack of near term visibility in the global Off-Highway and
Service Parts, Support Equipment & Other end markets
Adjusted EBITDA Margin
34.5 to 35.5
percent
Principally driven by Net Sales and the execution of several initiatives to align costs and programs across our business
with challenging end markets demand conditions
Adjusted Free Cash Flow ($ in millions)
$460 to $510
$2.50 to $2.80 per diluted share
CapEx
($ in millions)
Maintenance
New Product Programs
$60 to $65
$0 to $5
Subject to timely completion of development and sourcing
milestones
Cash Income Taxes ($ in millions)
$10 to $15
U.S. income tax shield and net operating loss utilization

APPENDIX Non-GAAP Financial Information ***** ***** ***** ***** ***** ***** ***** ***** ***** ***** 10

Non-GAAP Reconciliations
(1 of 2)
$ in millions, Unaudited
Last twelve
months ended
March 31,
2010 2011 2012 2013 2014 2014 2015 2015
Net income $29.6 $103.0 $514.2 $165.4 $228.6 $52.1 $68.4 $244.9 plus:
Interest expense, net                          277.5 217.3 151.2 132.9 138.4 35.1 36.9 140.2
Cash interest expense (239.1) (208.6) (167.3) (159.2) (140.0) (29.4) (18.5) (129.1)
Income tax expense (benefit) 53.7 47.6 (298.0) 100.7 139.5 27.2 39.8 152.1
Cash income taxes                           (2.2) (5.8) (10.7) (3.8) (5.0) (2.1) (2.5) (5.4)
Fee to terminate services agreement with Sponsors — — 16.0 — — — — —
Technology-related investment expenses — — 14.4 5.0 2.0 — — 2.0
Public offering expenses — — 6.1 1.6 1.4 0.3 — 1.1
Impairments — — — — 15.4 — 1.3 16.7
Amortization of intangible assets                154.2 151.9 150.0 105.3 98.8 24.7 24.3 98.4
Adjusted net income                           $273.7 $305.4 $375.9 $347.9 $479.1 $107.9 $149.7 $520.9
Cash interest expense 239.1 208.6 167.3 159.2 140.0 29.4 18.5 129.1
Cash income taxes                           2.2 5.8 10.7 3.8 5.0 2.1 2.5 5.4
Depreciation of property, plant and equipment     99.6 103.8 102.5 98.7 93.8 23.3 21.4 91.9
(Gain)/loss on redemptions and repayments of long-term debt (3.3) 16.0 22.1 0.8 0.5 — 0.2 0.7
Dual power inverter module extended coverage (1.9) — 9.4 (2.4) 1.0 — (1.8) (0.8)
UAW Local 933 signing bonus — — 8.8 — — — — —
Benefit plan re-measurement — — 2.3 — — — — —
Unrealized loss (gain) on commodity hedge contracts 0.3 6.5 (1.0) 1.5 (1.0) 0.1 (0.2) (1.3)
Unrealized (gain) loss on foreign exchange (0.2) 0.3 0.1 2.3 5.2 (0.3) (2.3) 3.2
Premiums and expenses on tender offer for long-term debt — 56.9 — — — — — —
Restructuring charges — — — 1.0 0.7 — — 0.7
Reduction of supply contract liability (3.4) — — — — — — —
Other, net
(1)
10.9 8.6 7.0 13.8 14.7 3.3 2.1 13.5
Adjusted EBITDA                            $617.0 $711.9 $705.1 $626.6 $739.0 $165.8 $190.1 $763.3
Adjusted EBITDA excluding technology-related license expenses $617.0 $711.9 $717.1 $632.6 $745.1 $169.1 $190.1 $766.1

Net Sales $1,926.3 $2,162.8 $2,141.8 $1,926.8 $2,127.4 $493.6 $503.6 $2,137.4
Adjusted EBITDA margin                32.0% 32.9% 32.9% 32.5% 34.7% 33.6% 37.7% 35.7%
Adjusted EBITDA margin excl technology-related license expenses 32.0% 32.9% 33.5% 32.8% 35.0% 34.3% 37.7% 35.8%
Three months ended
March 31, For the year ended December 31,
Adjusted Net Income and Adjusted EBITDA reconciliation
(1) Includes charges or income related to benefit plan adjustments, employee stock compensation expense, service fees paid to Allison’s Sponsors and an adjustment for the settlement of litigation which originated with the Predecessor but was assumed by the Company as part of the Acquisition Transaction.

Non-GAAP Reconciliations
(2 of 2)
$ in millions, Unaudited
Last twelve
months ended
March 31,
2010 2011 2012 2013 2014 2014 2015 2015
Net Cash Provided by Operating Activities
$388.9 $469.2 $497.5 $453.5 $556.9 $98.6 $80.1 $538.4
(Deductions) or Additions:
Long-lived assets (73.8) (96.9) (123.9) (74.4) (64.1) (11.1) (1.3) (54.3)
Fee to terminate services agreement with Sponsors — — 16.0 — — — — —
Technology-related license expenses — — 12.0 6.0 6.1 3.3 — 2.8
Excess tax benefit from stock-based compensation — — 5.3 13.7 24.6 5.0 7.8 27.4
Adjusted Free Cash Flow $315.1 $372.3 $406.9 $398.8 $523.5 $95.8 $86.6 $514.3
Net Sales                                     $1,926.3 $2,162.8 $2,141.8 $1,926.8 $2,127.4 $493.6 $503.6 $2,137.4
Adjusted Free Cash Flow (% to Net Sales) 16.4% 17.2% 19.0% 20.7% 24.6% 19.4% 17.2% 24.1%
Three months ended
March 31, For the year ended December 31,
Adjusted Free Cash Flow reconciliation